Exhibit 99.1

WEIL, GOTSHAL & MANGES LLP

Attorneys for Debtors and Debtors in Possession

767 Fifth Avenue

New York, New York 10153

Telephone:   (212) 310-8000

Facsimile:    (212) 310-8007

Stephen Karotkin, Esq. (SK 7357)

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11 Case No.
In re
03-40515 (REG)
MAGELLAN HEALTH SERVICES, INC., et al., Debtors.
(Jointly Administered)

MONTHLY OPERATING STATEMENT FOR
THE PERIOD SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Chapter 11

In re: Magellan Health Services, Inc., et al., Debtors

Case No. 03-40514 through 03-40602

MONTHLY OPERATING STATEMENT FOR
THE PERIOD SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

DEBTORS’ ADDRESS:	Magellan Health Services, Inc.
	6950 Columbia Gateway Drive
	Columbia, Maryland 21046

DISBURSEMENTS (in $ thousands):	September 01, 2003 through September 30, 2003	$81,157

DEBTORS’ ATTORNEY:	Weil, Gotshal & Manges LLP
	767 Fifth Avenue
	New York, New York 10153

NET LOSS (in $ thousands):		$(49,864)

REPORT PREPARER:	Magellan Health Services, Inc.

THIS OPERATING STATEMENT MUST BE SIGNED BY A REPRESENTATIVE OF THE DEBTOR

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under penalty of perjury, that the information contained herein is complete, accurate and truthful to the best of my knowledge.

DATE:	November 21, 2003	/s/ MARK S. DEMILIO
Mark S. Demilio
Executive Vice President and
Chief Financial Officer

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES
Case No. 03-40514 through 03-40602
(DEBTORS IN POSSESSION)
CONDENSED COMBINED BALANCE SHEET
(Unaudited)
(In thousands)

September 30, 2003

ASSETS

Current assets:
Cash and cash equivalents	$163,176
Accounts receivable, less allowance for doubtful accounts of $4,709	52,252
Restricted cash, investments and deposits	12,374
Refundable income taxes	463
Other current assets	24,923
Total current assets	253,188

Property and equipment, net	74,236
Investments in non-Debtor subsidiaries	6,599
Investments in unconsolidated subsidiaries	15,360
Other long-term assets	19,122
Goodwill	472,344
Intangible assets, net	55,573
$896,422

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Liabilities not subject to compromise:
Accounts payable	$13,278
Accrued liabilities	42,271
Medical claims payable	85,218
Debt in default and current maturities of capital lease obligations	169,271
Total current liabilities not subject to compromise	310,038
Current liabilities subject to compromise	1,151,488
Total current liabilities	1,461,526

Long-term capital lease obligations, not subject to compromise	1,345
Long-term liabilities subject to compromise	592
Long-term liabilities, not subject to compromise	598
Due to related parties, net	2,971

Commitments and contingencies:
Redeemable preferred stock subject to compromise	72,766

Stockholders’ deficit, net	(643,376)
$896,422

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES
Case No. 03-40514 through 03-40602
(DEBTORS IN POSSESSION)
CONDENSED COMBINED STATEMENT OF OPERATIONS
(Unaudited)
(In thousands)

For the Period September 1, 2003 Through September 30, 2003

Net revenue	$68,827

Costs and expenses:
Salaries, cost of care and other operating expenses	51,029
Equity in earnings of unconsolidated subsidiaries	(645)
Depreciation and amortization	3,834
Goodwill Impairment	27,184
Interest expense	729
Interest income	(308)
Reorganization benefit, net	(847)
Special charges	1,528
82,504
Loss from continuing operations before income taxes	(13,677)
Provision for income taxes	14,105
Loss from continuing operations	(27,782)
Discontinued operations:
Loss from discontinued operations	(25,367)
Income on disposal of discontinued operations	2,971
Reorganization benefit, net	314
(22,082)
Net loss	$(49,864)

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES
Case No. 03-40514 through 03-40602
(DEBTORS IN POSSESSION)
CONDENSED COMBINED STATEMENT OF CASH FLOWS
(Unaudited)
(In thousands)

For the Period September 1, 2003 Through September 30, 2003

Cash flows from operating activities:
Net loss	$(49,864)

Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	3,834
Equity in earnings of unconsolidated subsidiaries	(645)
Non-cash reorganization benefit	(2,531)
Non-cash interest expense	331
Goodwill impairment charges	27,184
Gain on sale of assets	(1,487)

Cash flows from changes in assets and liabilities:
Accounts receivable, net	761
Restricted cash, investments and deposits	(626)
Other assets	(541)
Accounts payable and other accrued liabilities	54,458
Medical claims payable	(5,407)
Income taxes payable and deferred income taxes	891
Distributions received from unconsolidated subs	112
Other liabilities	(1,745)
Other	758
Total adjustments	75,347
Net cash provided by operating activities	25,483

Cash flows from investing activities:
Capital expenditures	(2,783)
Net cash used for investing activities	(2,783)

Cash flows from financing activities:
Payments on capital lease obligations	(162)
Net transfers to related parties	(3,591)
Proceeds from issuance of debt, net of issuance costs	25
Net cash used for financing activities	(3,728)
Net increase in cash and cash equivalents	18,972
Cash and cash equivalents at beginning of period	144,204
Cash and cash equivalents at end of period	$163,176

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF DISBURSEMENTS AND WAGES PAID BY DEBTOR ENTITY FOR THE PERIOD SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

(Unaudited)

NAME OF FILING COMPANY	Case Number	Operating Expenses	Payroll & Benefits Expenses	Tax Payments	Claims Payments	Capital Expenditures	Intercompany Transfers	Total Disbursements	Total Disbursements Net of Intercompany
AGCA New York, Inc.	03-40518	$—	$—	$—	$—	$—	$—	$—	$—
AGCA, Inc.	03-40519	—	—	—	—	—	—	—	—
Alliance Health Systems, Inc.	03-40520	—	—	—	—	—	—	—	—
Continuum Behavioral Healthcare Corporation	03-40559	—	—	—	—	—	—	—	—
Green Spring Health Services, Inc.	03-40564	341,603	—	—	5,503,301	—	—	5,844,904	5,844,904
Group Plan Clinic, Inc.	03-40566	—	—	—	—	—	—	—	—
Hawaii Biodyne, Inc.	03-40567	—	—	—	—	—	—	—	—
Louisiana Biodyne, Inc.	03-40571	—	—	—	—	—	—	—	—
MBC Federal Programs, Inc.	03-40582	86,354	—	—	600	—	—	86,954	86,954
Merit INROADS Behavioral Health Services, LLC	03-40595	—	—	—	—	—	—	—	—
Merit INROADS Behavioral Health Services of Illinois, LLC	03-40594	—	—	—	29,835	—	—	29,835	29,835
INROADS Behavioral Health Services of Texas, LP	03-40570	7,012	—	—	—	—	—	7,012	7,012
MBC National Service Corporation	03-40583	—	—	—	4,354	—	—	4,354	4,354
MBC of America, Inc.	03-40584	—	—	—	272,271	—	—	272,271	272,271
MBC of New York, a New York, Independent Practice Assoc.	03-40586	—	—	—	—	—	—	—	—
MBC of Tennessee, Inc.	03-40587	—	—	—	—	—	—	—	—
MBC of Tennessee, LLC	03-40588	—	—	—	—	—	—	—	—
Merit Behavioral Care Corporation	03-40591	—	—	—	1,480	(751)	—	729	729
Merit Behavioral Care of Florida, Inc.	03-40592	—	—	—	1,448	—	—	1,448	1,448
Merit Behavioral Care of Massachusetts, Inc.	03-40593	—	—	—	5,932,270	—	—	5,932,270	5,932,270
MBH of Puerto Rico, Inc.	03-40590	—	—	—	—	—	—	—	—
Magellan HRSC, Inc.	03-40578	12,982,975	16,466,062	5,449,905	32,446	2,783,893	20,000	37,735,281	37,715,281
Personal Performance Consultants of New York, Inc.	03-40599	17,702	—	—	—	—	—	17,702	17,702
P.P.C Group, Inc.	03-40597	—	—	—	—	—	—	—	—
P.P.C., Inc.	03-40598	—	—	—	42,892	—	—	42,892	42,892
CMG Health, Inc.	03-40558	533	—	—	196,067	—	—	196,600	196,600
CMG Health of New York, Inc.	03-40514	—	—	—	—	—	—	—	—
Magellan Behavioral Health Systems, LLC	03-40573	—	—	—	—	—	(17,480,729)	(17,480,729)	—
Magellan Behavioral Health, Inc.	03-40575	84,551	—	—	25,485,389	—	(5,632,917)	19,937,022	25,569,939
Magellan Behavioral Health of Washington, Inc.	03-40572	478,886	—	17,328	16,517	—	—	512,731	512,731
Green Spring of Pennsylvania, Inc.	03-40565	—	—	—	—	—	—	—	—
Advantage Behavioral Systems, Inc.	03-40516	—	—	—	—	—	—	—	—
New GPA, Inc.	03-40596	7,900	—	—	—	—	—	7,900	7,900
GPA of Pennsylvania, Inc.	03-40563	—	—	—	—	—	—	—	—
Care Management Resources, Inc.	03-40522	262	—	6,845	—	—	—	7,106	7,106
Magellan Behavioral of Michigan, Inc.	03-40574	—	—	—	44,959	—	—	44,959	44,959
Managed Care Services Mainstay of Central PA, Inc.	03-40581	—	—	—	—	—	—	—	—
AdvoCare of Tennessee, Inc.	03-40517	63,258	—	420	—	—	(2,575,439)	(2,511,761)	63,678
Premier Holdings, Inc.	03-40600	—	—	—	—	—	—	—	—
Magellan Public Solutions, Inc.	03-40579	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of Indiana, Inc.	03-40560	—	—	—	—	—	—	—	—
Correctional Behavioral Solutions of New Jersey, Inc.	03-40561	—	—	—	—	—	—	—	—
Magellan Capital, Inc.	03-40576	—	—	—	—	—	3,149,134	3,149,134	—
Magellan Health Services, Inc.	03-40515	4,677,034	—	27,122	—	—	22,376,414	27,080,570	4,704,157
Westwood/Pembroke Health System Limited Partnership	03-40602	—	—	—	—	—	—	—	—
CMCI, Inc.	03-40556	—	—	—	—	—	(1,902,382)	(1,902,382)	—
CMFC, Inc.	03-40557	—	—	—	—	—	669	669	—
MBH Capital, Inc.	03-40589	—	—	—	—	—	(1,245,889)	(1,245,889)	—
Ihealth Technologies, LLC	03-40569	—	—	—	—	—	—	—	—
Allied Specialty Care Services, LLC	03-40521	3,823	—	—	—	—	—	3,823	3,823
Vivra, Inc.	03-40601	1,430	—	—	—	—	—	1,430	1,430
Charter Bay Harbor Behavioral Health System, Inc.	03-40524	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Fair Oaks, Inc.	03-40525	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Hidden Brook, Inc.	03-40526	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Delmarva, Inc.	03-40530	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lake Charles, Inc.	03-40531	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Lafayette, Inc.	03-40538	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Massachusetts, Inc.	03-40532	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Nashua, Inc.	03-40534	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Paducah, Inc.	03-40536	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Toledo, Inc.	03-40537	—	—	—	—	—	—	—	—
Charter Centennial Peaks Behavioral Health System, Inc.	03-40539	—	—	—	—	—	—	—	—
Charter Fenwick Hall Behavioral Health System, Inc.	03-40541	—	—	—	—	—	—	—	—
Charter Forest Behavioral Health System, Inc.	03-40542	—	—	—	—	—	—	—	—
Charter Hospital of Mobile, Inc.	03-40544	—	—	—	—	—	—	—	—
Charter Lakeside Behavioral Health Systems, Inc.	03-40549	—	—	—	—	—	—	—	—
Charter Linden Oaks Behavioral Health System, Inc.	03-40547	—	—	—	—	—	—	—	—
Charter Medical – Clayton County, Inc.	03-40548	—	—	—	—	—	—	—	—
Charter Medical – Long Beach, Inc.	03-40550	—	—	—	—	—	—	—	—
Charter Medical of East Valley, Inc.	03-40551	—	—	—	—	—	—	—	—
Charter Medical of Puerto Rico	03-40552	—	—	—	—	—	—	—	—
Charter Milwaukee Behavioral Health System, Inc.	03-40553	—	—	—	—	—	—	—	—
Charter Northridge Behavioral Health Systems, Inc.	03-40555	—	—	—	—	—	—	—	—
Magellan CBHS Holdings, Inc.	03-40577	88,855	—	—	—	—	—	88,855	88,855
Florida Health Facilities, Inc.	03-40562	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Dallas, Inc.	03-40529	—	—	—	—	—	—	—	—
Charter Behavioral Health System at Potomac Ridge, Inc.	03-40527	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Columbia, Inc.	03-40528	—	—	—	—	—	—	—	—
Charter Hospital of Santa Teresa, Inc.	03-40545	—	—	—	—	—	—	—	—
Charter Behavioral Health System of Northwest Indiana, LLC	03-40535	—	—	—	—	—	—	—	—
Charter Grapevine Behavioral Health System, Inc.	03-40543	—	—	—	—	—	—	—	—
Charter Alvarado Behavioral Health System, Inc.	03-40523	—	—	—	—	—	—	—	—
Charter Fairmount Behavioral Health System, Inc.	03-40540	—	—	—	—	—	—	—	—
Charter MOB of Charlottesville, Inc.	03-40554	—	—	—	—	—	—	—	—
Charter Behavioral Health System of New Mexico, Inc.	03-40533	—	—	—	—	—	—	—	—
Charter Hospital of St. Louis, Inc.	03-40546	—	—	—	—	—	—	—	—
Magellan Specialty Health, Inc.	03-40580	—	—	—	—	—	—	—	—
Human Affairs International of Pennsylvania, Inc.	03-40568	—	—	—	—	—	—	—	—
MBC of New Mexico, Inc.	03-40585	—	—	—	—	—	—	—	—
Non-Filing Companies			—				3,291,139	3,291,139

Total Disbursements		$18,842,179	$16,466,062	$5,501,621	$37,563,828	$2,783,142	$(0)	$81,156,831	$81,156,831

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES

Case No. 03-40514 through 03-40602

(DEBTORS IN POSSESSION)

SCHEDULE OF TAXES PAID FOR THE PERIOD SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

(Unaudited)

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
INTERNAL REVENUE SERVICE	Federal	09/02/03	$1,066,422
INTERNAL REVENUE SERVICE	Federal	09/04/03	1,713
INTERNAL REVENUE SERVICE	Federal	09/16/03	1,065,075
INTERNAL REVENUE SERVICE	Federal	09/18/03	1,670
INTERNAL REVENUE SERVICE	FICA	09/02/03	1,005,753
INTERNAL REVENUE SERVICE	FICA	09/04/03	1,683
INTERNAL REVENUE SERVICE	FICA	09/16/03	996,678
INTERNAL REVENUE SERVICE	FICA	09/18/03	1,648
INTERNAL REVENUE SERVICE	Medicare	09/02/03	257,337
INTERNAL REVENUE SERVICE	Medicare	09/04/03	394
INTERNAL REVENUE SERVICE	Medicare	09/16/03	257,332
INTERNAL REVENUE SERVICE	Medicare	09/18/03	385
CT	State Taxes	09/02/03	1,017
NC	State Taxes	09/02/03	2,952
CA	State Taxes	09/02/03	13,130
OR	State Taxes	09/09/03	254
CO	State Taxes	09/03/03	2,207
VA	State Taxes	09/03/03	4,831
MA	State Taxes	09/03/03	5,684
NY	State Taxes	09/03/03	16,412
CA	State Taxes	09/04/03	536
KY	State Taxes	09/04/03	2,467
IL	State Taxes	09/04/03	5,170
IA	State Taxes	09/04/03	6,624
OH	State Taxes	09/04/03	8,779
PA	State Taxes	09/04/03	26,733
HI	State Taxes	09/10/03	283
DE	State Taxes	09/15/03	1,366
SC	State Taxes	09/15/03	1,821
NE	State Taxes	09/15/03	3,443
IN	State Taxes	09/15/03	4,056
MI	State Taxes	09/15/03	9,589
GA	State Taxes	09/15/03	37,676
MD	State Taxes	09/15/03	185,262
MN	State Taxes	09/16/03	508
CT	State Taxes	09/16/03	1,017
NC	State Taxes	09/16/03	1,988
AZ	State Taxes	09/16/03	4,805
CA	State Taxes	09/16/03	14,606
OR	State Taxes	09/17/03	254
OK	State Taxes	09/17/03	518
CA	State Taxes	09/17/03	534
MA	State Taxes	09/17/03	5,185
NY	State Taxes	09/17/03	15,884
CO	State Taxes	09/18/03	1,995
KY	State Taxes	09/18/03	2,022
VA	State Taxes	09/18/03	4,768

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
IL	State Taxes	09/18/03	5,110
IA	State Taxes	09/18/03	6,302
OH	State Taxes	09/18/03	8,500
PA	State Taxes	09/18/03	27,239
MN	State Taxes	09/30/03	508
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	09/22/03	40
ALABAMA BOARD OF EXAMINERS	Licenses & Reg. Fees	09/29/03	12
ALABAMA DEPT OF REVENUE	Accrued State WH	09/04/03	140
CCA	Accrued City WH	09/04/03	77
CITY OF GREENWOOD VILLAGE	Accrued City WH	09/04/03	68
CITY TREASURER INCOME TAX	Accrued City WH	09/04/03	172
COMMONWEALTH OF PA	Accrued SUI	09/26/03	19
CSC	Licenses & Reg. Fees	09/05/03	198
CSC	Licenses & Reg. Fees	09/08/03	159
DEPARTMENT DE HACIENDA	Accrued State WH	09/04/03	2,204
DISTRICT OF COLUMBIA	Accrued State WH	09/04/03	3,324
EMPLOYMENT DEVELOPMENT DEPT	Accrued State WH	09/04/03	1,197
GROSS INCOME TAX	Accrued State WH	09/05/03	29
GROSS INCOME TAX	Accrued State WH	09/11/03	7,894
GROSS INCOME TAX	Accrued State WH	09/29/03	9,587
LOUISIANA DEPT OF REVENUE	Accrued State WH	09/04/03	286
LOUISVILLE/JEFFERSON CO REV CO	Accrued City WH	09/04/03	1,322
MASSACHUSETTS DIVISION OF EMPL	Accrued State WH	09/04/03	785
MINNESOTA BOARD OF PSYCHOLOGY	Licenses & Reg. Fees	09/22/03	40
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	09/11/03	74,442
MISSOURI DIRECTOR OF REVENUE	Accrued State WH	09/29/03	75,776
MISSOURI STATE BOARD OF ACCOUN	Licenses & Reg. Fees	09/09/03	100
NEW JERSEY BOARD OF NURSING	Licenses & Reg. Fees	09/22/03	75
NEW MEXICO TAXATION & REVENUE	Accrued State WH	09/04/03	0
NEW MEXICO TAXATION & REVENUE	Accrued State WH	09/04/03	265
NYC DEPARTMENT OF FINANCE	Accrued Property & Other Taxes	09/09/03	18,372
NEW YORK STATE SALES TAX	Accrued Sales & Use Taxes	09/09/03	57
NORTH CAROLINA BOARD OF	Licenses & Reg. Fees	09/22/03	324
PENNSYLVANIA DEPT OF REVENUE	Accrued Sales & Use Taxes	09/22/03	612
PENNSYLVANIA UC FUND	Accrued SUI	09/19/03	5,129
PHILADELPHIA REVENUE DEPT	Accrued City WH	09/04/03	20,995
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	09/11/03	44
RHODE ISLAND DIVISION/TAXATION	Accrued State WH	09/29/03	44
CALIFORNIA SECRETARY OF STATE	Licenses & Reg. Fees	09/24/03	25
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	09/03/03	200
SECRETARY OF STATE OF ILLINOIS	Licenses & Reg. Fees	09/17/03	136
SECRETARY OF STATE OF INDIANA	Licenses & Reg. Fees	09/26/03	30
TENNESSE DEPT OF COMMERCE &INS	Licenses & Reg. Fees	09/30/03	500
TREASURER CITY OF DETROIT	Accrued City WH	09/04/03	984
TREASURER CITY OF PITTSBURGH	Accrued City WH	09/04/03	5,565
TREASURER OF STATE OF MAINE	Accrued State WH	09/11/03	1,621
TREASURER OF STATE OF MAINE	Accrued State WH	09/29/03	2,383

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
UTAH STATE TAX COMMISSION	Accrued State WH	09/04/03	0
UTAH STATE TAX COMMISSION	Accrued State WH	09/04/03	6,300
UTAH STATE TAX COMMISSION	Accrued State WH	09/04/03	53,993
VERMONT DEPARTMENT OF TAXES	Accrued State WH	09/04/03	1,397
WEST VIRGINIA DEPT OF REVENUE	Accrued State WH	09/04/03	192
WEST VIRGINIA INS COMMISSIONER	Licenses & Reg. Fees	09/08/03	100
WISCONSIN DEPT OF REVENUE	Accrued State WH	09/11/03	317
WISCONSIN DEPT OF REVENUE	Accrued State WH	09/29/03	406
TIMOTHY BEAUPARLANT	Licenses & Reg. Fees	09/26/03	100
ADELINA F FERNANDEZ	Licenses & Reg. Fees	09/10/03	100
JANE N OLLENDORFF	Licenses & Reg. Fees	09/10/03	617
DIANA RABATIN	Licenses & Reg. Fees	09/30/03	15
KATHLEEN M RILEY	Licenses & Reg. Fees	09/24/03	210
POLLY ZALDIVAR	Licenses & Reg. Fees	09/10/03	255
RONALD A LEGGETT COLLECTOR	Accrued City WH	09/04/03	2,713
XEROX CORP	Licenses & Reg. Fees	09/04/03	8,025
ARKANSAS DEPT OF FINANCE & ADM	Accrued State WH	09/04/03	377
NATIONAL REGISTER OF HEALTH	Licenses & Reg. Fees	09/22/03	2,495
CITY OF CINCINNATI	Accrued City WH	09/04/03	2,201
STATE OF VERMONT	Licenses & Reg. Fees	09/04/03	6,348
SECRETARY OF STATE OF COLORADO	Licenses & Reg. Fees	09/15/03	25
DIVISION OF TAXATION	Accrued City WH	09/04/03	151
ARIZONA CORPORATION COMMISSION	Licenses & Reg. Fees	09/24/03	45
KENTUCKY BOARD OF NURSING	Licenses & Reg. Fees	09/22/03	40
AGENCY FOR HEALTH CARE ADMINIS	Licenses & Reg. Fees	09/17/03	94
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	09/11/03	500
GENERAL TREASURER STATE OF RI	Licenses & Reg. Fees	09/15/03	18
WV BOARD OF MEDICINE	Licenses & Reg. Fees	09/22/03	75
WV BOARD/EXAMINERS/COUNSELING	Licenses & Reg. Fees	09/22/03	80
NORTH CAROLINA DEPT OF INSURAN	Licenses & Reg. Fees	09/08/03	100
CITY OF BLUE ASH	Accrued City WH	09/04/03	4,795
NEVADA DIVISION OF INSURANCE	Licenses & Reg. Fees	09/05/03	500
SECRETARY OF STATE OF DELAWARE	Licenses & Reg. Fees	09/24/03	22
MICHAEL FAUMAN	Licenses & Reg. Fees	09/10/03	210
SECRETARY OF STATE OF LOUISIAN	Licenses & Reg. Fees	09/04/03	85
SECRETARY OF STATE OF MN	Licenses & Reg. Fees	09/24/03	115
ARON HALFIN	Licenses & Reg. Fees	09/30/03	210
KIMBERLY BUCHANAN	Licenses & Reg. Fees	09/03/03	100
LOUISIANA STATE BRD/EXAM PSYCH	Licenses & Reg. Fees	09/22/03	40
ARKANSAS BOARD/EXAMINERS PSYCH	Licenses & Reg. Fees	09/22/03	60
WV BOARD SW EXAMINERS	Licenses & Reg. Fees	09/22/03	15
MARYLAND BOARD OF EXAMINERS	Licenses & Reg. Fees	09/22/03	75
ANDREW RUDO MD	Licenses & Reg. Fees	09/24/03	520
LESTER BAXENDALE	Licenses & Reg. Fees	09/17/03	130
ELISSA HENRICI	Licenses & Reg. Fees	09/17/03	250
LAWRENCE J NARDOZZI MD	Licenses & Reg. Fees	09/17/03	215
ROBERT HEFFER	Licenses & Reg. Fees	09/26/03	111

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
SARA LARSON-BRAUN	Licenses & Reg. Fees	09/03/03	420
HAZEL KASSEBAUM	Licenses & Reg. Fees	09/30/03	250
PETINA COLLIER	Licenses & Reg. Fees	09/24/03	100
NEAL ASKUVICH	Licenses & Reg. Fees	09/17/03	100
SECRETARY OF STATE OF OREGON	Licenses & Reg. Fees	09/24/03	20
PATRICK SHANAHAN	Licenses & Reg. Fees	09/17/03	100
SIMONE SCHNIDMAN	Licenses & Reg. Fees	09/17/03	100
JAMES BONK	Licenses & Reg. Fees	09/24/03	102
CITY OF LANSING	Accrued City WH	09/04/03	24
WEST SHORE TAX BUREAU	Accrued City WH	09/19/03	120
DEBRA KUHN	Licenses & Reg. Fees	09/17/03	100
DEPARTMENT OF LICENSING	Licenses & Reg. Fees	09/24/03	59
DEPARTMENT OF HEALTH	Licenses & Reg. Fees	09/11/03	0
DEPARTMENT OF REVENUE	Accrued State WH	09/04/03	413
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	09/22/03	165
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	09/29/03	15
ARIZONA BOARD OF BEHAVIORAL	Licenses & Reg. Fees	09/30/03	15
MINNESOTA BOARD OF SOCIAL WORK	Licenses & Reg. Fees	09/22/03	15
PETER FRANZMANN	Licenses & Reg. Fees	09/30/03	100
SCHOOL DISTRICT INCOME TAX	Accrued City WH	09/04/03	158
CONCUR TECHNOLOGIES	Licenses & Reg. Fees	09/18/03	11,250
COMPTROLLER OF MARYLAND	Accrued Sales & Use Taxes	09/24/03	492
MARY HINKLE	Licenses & Reg. Fees	09/10/03	50
CITY OF FAIRBORN	Accrued City WH	09/04/03	19
SECRETARY OF STATE	Licenses & Reg. Fees	09/24/03	50
SECRETARY OF STATE	Licenses & Reg. Fees	09/17/03	20
SECRETARY OF STATE	Licenses & Reg. Fees	09/26/03	50
KAREN MORGENFRUH	Licenses & Reg. Fees	09/24/03	290
GWENDOLYN GIBSON	Licenses & Reg. Fees	09/03/03	165
GILBERT MARSH	Licenses & Reg. Fees	09/30/03	100
SALLY R NELSON	Licenses & Reg. Fees	09/03/03	100
MATTHEW LINQUIST	Licenses & Reg. Fees	09/30/03	50
STATE OF HAWAII	Licenses & Reg. Fees	09/24/03	25
MISSISSIPPI STATE DEPT/HEALTH	Licenses & Reg. Fees	09/23/03	1,000
LINDA STARNES	Licenses & Reg. Fees	09/10/03	100
GENNY DI STASIO	Licenses & Reg. Fees	09/24/03	100
BRENDAN BAKER	Licenses & Reg. Fees	09/26/03	100
MICHELLE L MCGEE	Licenses & Reg. Fees	09/17/03	100
STATE OF UTAH	Licenses & Reg. Fees	09/24/03	12
STATE OF UTAH	Licenses & Reg. Fees	09/24/03	12
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	09/22/03	30
OKLAHOMA BOARD/LIC PROF COUNS	Licenses & Reg. Fees	09/30/03	10
OKLAHOMA BOARD OF MARITAL	Licenses & Reg. Fees	09/22/03	30
KANSAS DEPT OF REVENUE	Accrued State WH	09/11/03	225
KANSAS DEPT OF REVENUE	Accrued State WH	09/29/03	225
DAVID WENZEL	Licenses & Reg. Fees	09/30/03	115
ANNA TAFT	Licenses & Reg. Fees	09/10/03	111

Taxing Authority/Payee	Tax Description/Type	Date Paid	Amount Paid
ANNA TAFT	Licenses & Reg. Fees	09/30/03	12
ILENE GRUNSPAN	Licenses & Reg. Fees	09/10/03	100
JOANN SEXTON	Licenses & Reg. Fees	09/17/03	130
LINDA MIMS	Licenses & Reg. Fees	09/17/03	50
LILA GABBARD	Licenses & Reg. Fees	09/24/03	100
DARREL DANIEL	Licenses & Reg. Fees	09/03/03	165
JOHN P RYAN	Licenses & Reg. Fees	09/24/03	250
STATE CORPORATION COMMISSION	Licenses & Reg. Fees	09/24/03	100
SALESFORCE.COM	Licenses & Reg. Fees	09/18/03	2,000
DELAWARE PROF REGULATION BOARD	Licenses & Reg. Fees	09/22/03	80
MARY BETH GUAGLIARDO	Licenses & Reg. Fees	09/03/03	320
ROBERT LAVIGNE	Licenses & Reg. Fees	09/10/03	29
ERIC DITTMEIER	Licenses & Reg. Fees	09/10/03	65
ELIZABETH ROSS MD	Licenses & Reg. Fees	09/10/03	400
COLORADO DEPT OF REVENUE	Accrued State WH	09/15/03	109
NANCY BRECKENRIDGE	Licenses & Reg. Fees	09/17/03	75
SANDRA THULL	Licenses & Reg. Fees	09/17/03	420
DENNIS FRIEDEL	Licenses & Reg. Fees	37874	50
LARRY UECKER	Licenses & Reg. Fees	37881	47.00
SALLY WALLIS	Licenses & Reg. Fees	37888	100.00
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	37868	8,462.43
WASHINGTON STATE DEPT OF REVEN	Other Non income Taxes	37882	8,865.95
HOWARD COUNTY DIRECTOR OF FINA	Accrued Property & Other Taxes	37867	6,844.79
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	37875	140.00
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	37879	140.00
TENNESSEE VITAL RECORDS	Licenses & Reg. Fees	37889	140.00
CALIFORNIA FRANCHISE TAX BOARD	State Payment/Refund Activity	37866	1,251.24
CALIFORNIA FRANCHISE TAX BOARD	State Payment/Refund Activity	37866	1,155.72
CALIFORNIA FRANCHISE TAX BOARD	State Payment/Refund Activity	37866	872.00
COMMONWEALTH OF PA	Licenses & Reg. Fees	37887	1,200.00
DELAWARE DEPT OF INSURANCE	Licenses & Reg. Fees	37887	100.00
MICHIGAN DEPT OF TREASURY	State Installment 2003	37866	10,000.00
SOUTH CAROLINA DEPT OF REVENUE	State Installment 2003	37868	250.00
COBB COUNTY	Licenses & Reg. Fees	37889	713.20
INFORMATION LEASING CORP	Sales & Use Taxes	37879	1,180.99
INFORMATION LEASING CORP	Sales & Use Taxes	37887	1,180.99
ILLINOIS DEPARTMENT OF INSURAN	Licenses & Reg. Fees	37887	2,000.00
BIBB COUNTY TAX OFFICE	Licenses & Reg. Fees	37889	7,218.16
			$5,501,620.77

MAGELLAN HEALTH SERVICES, INC. AND DEBTOR SUBSIDIARIES
Case No. 03-40514 through 03-40602
(DEBTORS IN POSSESSION)
STATEMENT ON INSURANCE FOR THE PERIOD SEPTEMBER 1, 2003 THROUGH SEPTEMBER 30, 2003

Magellan Health Services, Inc. has been paying its post-petition invoices in the ordinary course of business, including amounts for insurance coverage.  All insurance coverage remains in place.